UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):             August 15, 2006

     Thomas Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22010	72-0843540
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5221 N. O’Connor Blvd., Suite 500
Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:  (972) 869-3400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On August 15, 2006, Thomas Group’s Board of Directors declared a quarterly cash dividend for the third quarter of 2006.  The record date for the third quarter 2006 cash dividend of $0.075 per share is September 30, 2006, and the payment date for that dividend is October 13, 2006.  Payment of future cash dividends under the Company’s annual dividend policy, as amended, will be at the discretion of the Company’s board of directors after taking into account various factors, including the Company’s financial condition, operating results, and current and anticipated cash needs.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 9.01:

Exhibit Number	Description
99.1	Press Release issued August 16, 2006 entitled “Thomas Group Announces Third Quarter 2006 Cash Dividend.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas Group, Inc.
(Registrant)

Date:	August 17, 2006	By:	/s/ David English
David English,
Chief Financial Officer

Exhibit Index

The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 9.01:

Exhibit Number	Description
99.1	Press Release issued August 16, 2006 entitled “Thomas Group Announces Third Quarter 2006 Cash Dividend.”